Exhibit 10.2

                 Summary Sheet of Executive Officer Compensation
                 -----------------------------------------------
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                                      Bonus (aggregated
                                         basis)/Plan         Other Annual
   Executive Officer      Base Salary   Compensation         Compensation
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1. Robert H. Bucher,       $340,000    *               $730 Group Term Life
CEO and Chairman                                       Insurance Excess Premiums
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2. Robert R. Strickland,   $230,050    *               $1,472 Group Term Life
CFO                                                    Insurance Excess Premiums
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3. Matthew Murphy, VP      $268,800    *               $672 Group Term Life
Operations                                             Insurance Excess Premiums

                                                       $7,869 Automobile
                                                       Allowance
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4. John Dulchinos, VP      $169,060    *               $30,000 Housing Allowance
& Gen Mgr, Robotics
                                                       $287 Group Term Life
                                                       Insurance Excess Premiums

                                                       $7,869 Automobile
                                                       Allowance
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5. Lee Blake, VP & Gen     $192,600    *               $1,441 Group Term Life
Mgr, Service                                           Insurance Excess Premiums
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6. Gordon Deans, VP        $149,877    *
Bus Dev & Gen Mgr,
Adept Canada
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7. Joachim Melis, VP       $128,842    *               $11,489 Automobile
Europe                                                 Allowance
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*As determined pursuant to the Adept Technology, Inc. Executive Bonus Plan.